T. Rowe Price International Stock Fund

Supplement to Prospectus

On page 36, the first paragraph under “Management” for the International Stock Fund is replaced with the following:

Investment Adviser  T. Rowe Price Associates, Inc. (T. Rowe Price)

Investment Sub-advisers  T. Rowe Price International Ltd (T. Rowe Price International) and T. Rowe Price Singapore Private Ltd. (Price Singapore)

On page 76, the information under “Investment Adviser” of the prospectus is supplemented with the following:

With respect to the International Stock Fund, T. Rowe Price has also entered into a sub-advisory agreement with Price Singapore under which Price Singapore is authorized to facilitate securities trading and make limited discretionary investment decisions on behalf of the fund. Price Singapore is licensed with the Monetary Authority of Singapore and is registered as an investment adviser with the SEC. Price Singapore serves as a sub-adviser to investment companies and foreign collective investment schemes and may provide investment management services to other institutional clients. Price Singapore is a direct subsidiary of T. Rowe Price International, and its address is No. 290 Orchard Road, #14-04 Paragon, Singapore 238859. T. Rowe Price may pay Price Singapore up to 60% of the management fee that T. Rowe Price receives from the International Stock Fund.

The date of this supplement is August 1, 2011.

C01-042    8/1/11